EXHIBIT 24

                POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.



          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman of the Board of Directors and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by Software Artistry, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of January, 1998.




                                   /s/ Louis V. Gerstner, Jr.
                                   -------------------------------
                                   Louis V. Gerstner, Jr.
                                   Chairman of the Board of Directors
                                   and Chief Executive Officer

                                                                 EXHIBIT 24

                 POWER OF ATTORNEY OF LAWRENCE R. RICCIARDI



          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by Software Artistry, Inc., hereby constitute and appoint John R. Joyce, John
E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of January, 1998.




                                   /s/ Lawrence R. Ricciardi
                                   ---------------------------------
                                   Lawrence R. Ricciardi
                                   Senior Vice President and
                                   Chief Financial Officer

                                                                 EXHIBIT 24

                     POWER OF ATTORNEY OF JOHN R. JOYCE



          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by Software Artistry, Inc., hereby constitute and appoint John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of January, 1998.




                                   /s/ John R. Joyce
                                   -------------------------------------------
                                   John R. Joyce
                                   Vice President and Controller

                                                                 EXHIBIT 24

                     POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by Software Artistry, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of January, 1998.




                                   /s/ Cathleen Black
                                   ----------------------------
                                   Director

                                                                 EXHIBIT 24

                     POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by Software Artistry, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of January, 1998.




                                   /s/ Harold Brown
                                   ---------------------------------
                                   Director

                                                                 EXHIBIT 24


                     POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by Software Artistry, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of January, 1998.




                                   /s/ Juergen Dormann
                                   --------------------------------
                                   Director

                                                                 EXHIBIT 24

                     POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by Software Artistry, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of January, 1998.





                                   /s/ Nannerl O. Keohane
                                   --------------------------------
                                   Director

                                                                 EXHIBIT 24


                     POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by Software Artistry, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of January, 1998.




                                   /s/ Charles F. Knight
                                   ------------------------------------
                                   Director

                                                                 EXHIBIT 24


                     POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by Software Artistry, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of January, 1998.




                                   /s/ Lucio A. Noto
                                   -------------------------

                                                                 EXHIBIT 24


                     POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by Software Artistry, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of January, 1998.




                                   /s/ John B. Slaughter
                                   --------------------------------

                                                                 EXHIBIT 24

                     POWER OF ATTORNEY OF IBM DIRECTOR



          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable upon the exercise or surrender of options assumed by the Corporation that were issued by Software Artistry, Inc., hereby constitute and appoint Lawrence R. Ricciardi, John R. Joyce, John E. Hickey and Jeffrey D. Serkes, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of January, 1998.




                                   /s/ Alex Trotman
                                   -----------------------------